UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):       February 1, 2008
                                                   -----------------------------

                               AMREP CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

Oklahoma                          1-4702                  59-0936128
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(State or Other Jurisdiction      (Commission File        (IRS Employer
of Incorporation)                 Number)                 Identification Number)

300 Alexander Park, Suite 204, Princeton, New Jersey              08540
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      (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (609) 716-8200
                                                     ---------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     As reported in Item 2.03 of this Current Report, on February 1, 2008, the Registrant's subsidiaries comprising its Kable Media Services group entered into a First Modification to Loan Documents dated as of January 18, 2008 (the "First Modification"), to the Second Amended and Restated Loan and Security Agreement dated as of January 16, 2007 (the "Existing Credit Agreement"), with LaSalle Bank National Association. A copy of the First Modification is included as
Exhibit 10.1 to this Current Report on Form 8-K, and such Exhibit as well as the description of the First Modification included in Item 2.03 of this Current Report are incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On January 16, 2007, the Registrant's subsidiaries comprising its Kable Media Services group entered into the Existing Credit Agreement. This transaction was reported by the Registrant in its Current Report on Form 8-K filed January 19, 2007 to which reference is made for a description of the terms of the Existing Credit Agreement.

     On February 1, 2008, the parties entered into the First Modification.

     The First Modification modifies the Existing Credit Agreement and related loan documents, among other things, by (a) increasing the amount that may be borrowed for capital expenditures from $1.5 million to $4.5 million, (b) according to the borrowers the right to reborrow the amounts of capital expenditure loans that have been repaid, (c) permitting the borrowers to select as the interest rate for any capital expenditure loan (i) a floating rate equal to reserve adjusted LIBOR, or (ii) a fixed rate based on the lender's cost of funds, plus, in either case, a margin established quarterly of from 1.5 % to 2.5% depending on the borrowers' funded debt to EBITDA ratio, or (iii) a floating rate equal to the lender's prime rate, and (d) adds Kable Products Services, Inc., a recently organized member of the Kable Media Services group, as a borrower.

     A copy of the First Modification is included as Exhibit 10.1 to this Current Report on Form 8-K, and such Exhibit is incorporated into this Item 2.03 by reference and any description of the First Modification in this Item 2.03 is qualified by such reference.

Item 9.01. Financial Statements and Exhibits.

 (c)  Exhibits.

      Exhibit 10.1. First Modification to Loan Documents dated as of January 18,
                    2008, modifying the Second Amended and Restated Loan and Security Agreement dated as of January 16, 2007 among Kable News Company, Inc., Kable Distribution Services, Inc., Kable News Export, Ltd., Kable News International, Inc., Kable Fulfillment Services, Inc., Kable Fulfillment Services of Ohio, Inc., Palm Coast Data Holdco, Inc. and Palm Coast Data LLC, and LaSalle Bank National Association and related loan documents.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   AMREP CORPORATION
                                                   -----------------
                                                     (Registrant)

                                                   By:  /s/Peter M Pizza
                                                        ------------------------
                                                        Peter M. Pizza
                                                        Vice President and
                                                        Chief Financial Officer

Date:  February 5, 2008
       ----------------


                                  EXHIBIT INDEX

       Exhibit
          No.                                   Description
       --------                                 -----------

         10.1 First Modification to Loan Documents dated as of January 18, 2008, modifying Second Amended and Restated Loan and Security Agreement dated as of January 16, 2007 among Kable News Company, Inc., Kable Distribution Services, Inc., Kable News Export, Ltd., Kable News International, Inc., Kable Fulfillment Services, Inc., Kable Fulfillment Services of Ohio, Inc., Palm Coast Data Holdco, Inc. and Palm Coast Data LLC, and LaSalle Bank National Association and related loan documents.


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